Exhibit 10.10

AMENDMENT NO. 1 dated as of July 25, 2022 (this
“Agreement”), among KLA CORPORATION, the SUBSIDIARY
GUARANTORS party hereto, the LENDERS party hereto and
JPMORGAN CHASE BANK, N.A., as Administrative Agent.
Reference is made to the Credit Agreement dated as of June 8, 2022 (the “Credit Agreement”), among KLA Corporation, a Delaware corporation (the “Company”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend and have extended credit to the Company pursuant to the terms and subject to the conditions set forth therein.
WHEREAS, the Company has requested that the Renewable Electricity Percentage Target and the Renewable Electricity Percentage Threshold set forth in the Sustainability Table for each calendar year be increased to the corresponding Renewable Electricity Percentage Target and the corresponding Renewable Electricity Percentage Threshold identified in Schedule 1.01 hereto.
WHEREAS, each of the Required Lenders is willing to consent to the foregoing request on the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.    Amendment. Effective as of the First Amendment Effective Date (as defined below), Schedule 1.01 to the Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 1.01 hereto.
SECTION 2.    Representations and Warranties. The Company represents and warrants to the other parties hereto that:
(a)    This Agreement has been duly authorized by all necessary corporate or other organizational action and, if required, stockholder or other equityholder action, of the Company and each Subsidiary Guarantor. This Agreement has been duly executed and delivered by the Company and each Subsidiary Guarantor and constitutes a legal, valid and binding obligation of the Company and each Subsidiary Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    As of the First Amendment Effective Date and after giving effect to the transactions contemplated hereby:
(i)    the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (A) in the case of the representations and warranties qualified as to

Exhibit 10.10
materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date; and
(ii)    no Default or Event of Default has occurred and is continuing.
SECTION 3.     Conditions to Effectiveness. This Agreement shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have executed a counterpart of this Agreement and shall have received from the Company, each Subsidiary Guarantor and Lenders that represent the Required Lenders either a counterpart of this Agreement signed on behalf of such party or evidence satisfactory to the Administrative Agent (which may include any Electronic Signatures transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page) that such party has signed a counterpart of this Agreement.
The Administrative Agent shall promptly notify the Company and each Lender of the First Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 4.    Reaffirmation of Guarantee. Each Loan Party hereby unconditionally and irrevocably ratifies and reaffirms its obligations under the Guarantee Agreement and confirms that the Guarantee Agreement and, in the case of each Subsidiary Guarantor, its Guarantee of the Obligations thereunder (including its Guarantee of any Obligations arising as a result of this Agreement), continues to have full force and effect at law, notwithstanding this Agreement.
SECTION 5.    Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 7.    Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution”,

Exhibit 10.10
“signed”, “signature”, “delivery” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 8.    Incorporation by Reference. The provisions of Sections 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
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Exhibit 10.10
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

KLA CORPORATION,
by:
/s/ Bren Higgins
Name: Bren D. Higgins
Title: Executive Vice President and Chief Financial Officer

KLA-TENCOR ASIA-PAC DISTRIBUTION CORPORATION, as Subsidiary Guarantor
by:
/s/ Bren Higgins
Name: Bren D. Higgins
Title: Secretary

KLA-TENCOR INTERNATIONAL CORPORATION, as Subsidiary Guarantor
by:
/s/ Bren Higgins
Name: Bren D. Higgins
Title: Secretary

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent,
by:
/s/ Zachary Quan
Name: Zachary Quan
Title: Vice President

Name of Institution: Bank of America, N.A.

by:
/s/ Puneet Lakhotia
Name: Puneet Lakhotia
Title: Director

Exhibit 10.10

Name of Institution: CITIBANK, N.A
.

by:
/s/ Matthew Sutton
Name: Matthew Sutton
Title: Vice President

Name of Institution: WELLS FARGO BANK, NATIONAL ASSOCIATION

by:
/s/ Derek Jensen
Name: Derek Jensen
Title: Vice President

Name of Institution: TRUIST BANK

by:
/s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

DBS BANK LTD.

by:
/s/ Josephine Lim
Name: Josephine Lim
Title: Senior Vice President

Name of Institution:
Industrial and Commercial Bank of China Limited, New York Branch

by:
/s/ Yu Wang

Exhibit 10.10

Name: Yu Wang
Title: Director

by:
/s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Executive Director

Name of Institution: THE BANK OF NOVA SCOTIA

by:
/s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

Name of Institution: U.S. BANK NATIONAL ASSOCIATION

by:
/s/ Matt S. Scullin
Name: Matt S. Scullin
Title: Senior Vice President

Exhibit 10.10

Name of Institution: Bank of China, Los Angeles Branch

by:
/s/ Yong Ou
Name: Yong Ou
Title: SVP & Branch Manager

Name of Institution: The Northern Trust Company

by:
/s/ Jeffrey Leets
Name: Jeffrey Leets
Title: Vice President

For any Lender requiring a second signature block:

by:

Name:
Title:

Exhibit 10.10
SCHEDULE 1.01
SUSTAINABILITY TABLE

KPI Metric	Annual Sustainability Targets
	CY2022	CY2023	CY2024	CY2025	CY2026
GHG Emissions Target (Mt CO2e)	47,900	43,600	42,200	40,300	37,100
Renewable Electricity Percentage Target (%)	56%	64%	68%	72%	77%

KPI Metric	Annual Sustainability Thresholds
	CY2022	CY2023	CY2024	CY2025	CY2026
GHG Emissions Threshold (Mt CO2e)	50,800	46,200	44,700	42,700	39,400
Renewable Electricity Percentage Threshold (%)	52%	60%	64%	68%	73%